Exhibit 10.1

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”) is made and entered into as of December 16, 2022 by and among (i) Xiaodong Cai, the shareholder of Anhui Ansheng Petrochemical Equipment Co., Ltd. (the “Shareholder”), and (ii) Jiayi Technologies (Xianning) Co., Ltd. (the “WFOE”), a limited liability company registered in the People’s Republic of China and a wholly owned subsidiary of Planet Green Holdings Corp. (the “Parent”), and (iii) Anhui Ansheng Petrochemical Equipment Co., Ltd., a limited liability company registered in the People’s Republic of China (the “Company”). The Shareholder, the WFOE and the Company are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS:

WHEREAS, the Shareholder owns 86.58% of the issued and outstanding shares and other equity interests in or of the Company;

WHEREAS, the Company is a company registered as a limited liability company in Xuancheng City, Anhui Province, China;

WHEREAS, the WFOE is a 100% owned subsidiary of the Parent; and

WHEREAS, the WFOE, Shareholder and the Company have entered into an Amended and Restated Business Cooperation Agreement, a Consultation and Service Agreement, Equity Option Agreement, Equity Pledge Agreement and a Voting Rights Proxy and Financial Supporting Agreement on February 11, 2022;

WHEREAS, the Shareholder issued a Power of Attorney dated February 11, 2022;

WHEREAS, each of the Parties intends to terminate all of the rights and obligations under the Business Cooperation Agreement, the Consultation and Service Agreement, the Equity Option Agreement, the Equity Pledge Agreement, the Voting Rights Proxy and Financial Supporting Agreement and the Power of Attorney (collectively, the “VIE Agreements”);

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

1. Termination of Rights and Obligations under the VIE Agreements.

1.1 The Parties agree that the effect and force of the VIE Agreements shall be terminated as of the date hereof, and the rights and obligations of each of the Parties therein shall be simultaneously terminated, including without limitation all rights or obligations of each of the WFOE and the Company under the Business Cooperation Agreement, the Consultation and Service Agreement, the equity pledge between the Shareholder and the WFOE under the Equity Pledge Agreement, the call option of the WFOE under the Equity Option Agreement and all rights or obligations of each of the Parties under the Voting Rights Proxy and Financial Supporting Agreement and the Power of Attorney.

1.2 Consideration. The Shareholder shall pay the WFOE an aggregate price of RMB 6,000,000 (the “Termination Consideration”) as the consideration to terminate the VIE agreements. The Termination Consideration is payable by wire transfer and in immediately available funds upon execution and delivery of this Agreement.

1.3 Notwithstanding the foregoing, the terms regarding confidentiality, governing law and dispute resolution (if any) in the VIE Agreements shall survive the termination.

2. Representations and Warranties of the WFOE. The WFOE hereby represents and warrants to the Shareholder as follows:

2.1 Authorization. The WFOE has all requisite power, legal capacity and authority to enter into this Agreement and to assume and perform its obligations hereunder. This Agreement, when duly executed and delivered by the WFOE, will constitute a legal, valid and binding obligation of the WFOE, enforceable against the WFOE in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies.

2.2 Approvals and Consents. No action, approval, consent or authorization, including but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary or required as to the WFOE in order to constitute this Agreement as a valid, binding and enforceable obligation of the WFOE in accordance with its terms.

3. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to the WFOE as follows:

3.1 Authorization. The Shareholder has all requisite power, legal capacity and authority to enter into this Agreement and to assume and perform its obligations hereunder. This Agreement, when duly executed and delivered by the Shareholder, will constitute a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies.

3.2 Approvals and Consents. No action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary or required as to it in order to constitute this Agreement as a valid, binding and enforceable obligation of it in accordance with its terms.

4. General Provisions.

4.1 Entire Agreement; Amendment and Waiver. Except as set forth herein, no representations or warranties have been made to the Shareholder by the WFOE, and in making the Termination Consideration, Shareholder is not relying upon any representations other than those specifically contained herein. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder. Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto. Any failure by the Seller or the Purchaser to enforce any rights hereunder shall not be deemed a waiver of such rights.

4.2 Fairness of Termination Consideration. The WFOE and the Shareholder hereby acknowledge, as evidenced by their signatures hereto, that the Termination Consideration paid for the termination of the VIEs agreements is fair, equitable and valid.

4.3 Counsel. The WFOE and the Shareholder hereby agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement.

4.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of China without giving effect to conflict of laws principles.

4.5 Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the WFOE and the Shareholder and their respective heirs, successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other party hereto. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

4.6 Survival of Representations and Warranties. All representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement.

4.7 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument and shall bind all parties signing such counterpart.

4.8 Additional Documents. The WFOE, Shareholder and Company agree to execute any additional documents reasonably required to effect the termination of the VIE Agreements.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed and delivered by its respective duly authorized officer as of the date first written above.

The WFOE:

JIAYI TECHNOLOGIES (XIANNING) CO., LTD

A Chinese limited liability company

By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	CEO

The Shareholder:

XIAODONG CAI

By:	/s/ Xiaodong Cai
	Name:	Xiaodong Cai

The Company:

ANHUI ANSHENG PETROCHEMICAL EQUIPMENT CO., LTD.

By:	/s/ Xiaodong Cai
Name:	Xiaodong Cai
Title:	CEO

Signature Page